================================================================================




                              AVALON CAPITAL, INC.



                                 ANNUAL REPORT
                                AUGUST 31, 1999


================================================================================



Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

         -- View each investment as a business

         -- Think independently

         -- Emphasize high returns

         -- Look for sustained business excellence

         -- Focus on businesses that consider shareholder interests

         -- Seek to pay a reasonable price

         -- Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 15 of this report and in the Fund's prospectus.

ADDITIONAL SALES OF SHARES
Avalon Capital, Inc. also has a unique interval feature which provides the opportunity for non-shareholders to buy shares directly from the Fund. Unlike most closed-end funds, which trade only over an exchange, Avalon Capital, Inc. may periodically sell additional shares with no sales commission and no minimum or maximum investment limit.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.


* Meeting of the Board of Directors, October 18, 1996.

AVALON CAPITAL, INC.
================================================================================

--------------------------------------------------------------------------------
ANNUAL REPORT                                                   October 22, 1999
--------------------------------------------------------------------------------

Dear Shareholders,

For the fiscal year ended August 31, 1999, Avalon Capital, Inc.'s net asset value (NAV) rose from $14.98 to $17.52 - a gain of 18.01%. The stock market declined this year, as it did last, from a record high in July through the end of August, with the result that the August 31 NAV was well below the high of $19.50 for the 1999 calendar year, reached on April 22 and April 27.

At the Fund's annual redemption at the end of February, 44,542 shares were redeemed. In addition, 7,766 shares were sold through the Cash Purchase Plan and quarterly offerings during fiscal 1999.

                        -------------------------------

As of September 30, the S&P 500 was up 5.6% for the year to date. However, Internet-related stocks alone accounted for 3.3% of this gain. And if you excluded all technology stocks, which now make up nearly 25% of the S&P 500, this index would actually be down 2% or so for the year.

In fact, most stocks have been weak for almost a year and a half, as seen in the Value Line Geometric Average, a broad stock market measure, which peaked in the spring of 1998 and is down 4.13% this year to date. Stock market indexes such as the S&P 500 and the NASDAQ 100 have been inflated by an extremely narrow group of stocks that have been speculative favorites. In particular, technology has been hot, especially anything with ".com" in its name or otherwise associated with the Internet.

Of course, what goes up due to speculation can also come down, again - often quickly. Three of the top Internet stocks, Amazon.com, AOL, and Ebay, all of which reached all-time highs earlier this year, have since declined by 31%, 34% and 43%, respectively. If past speculative favorites are any guide (biotechs in 1990-91, personal computer stocks in 1983-84), the ultimate declines in these and other current favorites are likely to be substantially larger.

While a number of our companies have seen their shares soar this year (American International Group, American Express, International Speedway), others have had a rough time recently (Coca-Cola, Gillette, Berkshire Hathaway). Concerns raised by investors about these three companies have included lagging foreign economies for Coke and Gillette, a product scare for Coke, and the impact of short-term interest rates on Berkshire Hathaway's insurance business. While nearly all observers would agree that over the long-term these companies remain among the best in the world, the same short-term focus that has driven up Internet stock prices has led to a decline in their share prices.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================


At times like these, it pays to step back from the concerns of the moment and review exactly why we own these companies and why we avoid the current favorites.

KEEPING A LONG-TERM FOCUS

Whenever I consider buying shares in a company, I ask a series of questions which act as a filter to sort out the best possible investments. These questions focus an investor's attention on the long-term prospects for a company and away from the short-term price fluctuations of its shares. I strongly recommend such an analysis to anyone making a new investment or evaluating an old one. The questions are as follows:

1. DO I UNDERSTAND THE BUSINESS THE COMPANY IS IN?
     While this question sounds obvious, most investors buy shares in companies that they can't possibly understand. For example, I doubt that most professional money managers and brokers really understand the technology involved in Internet companies. On the other hand, companies like Coca-Cola, Gillette, American International Group, McDonald's, International Speedway, etc. pursue businesses that are easy to understand. And once you understand a business, you are in a position to determine the source, size, and likelihood of its future profits.

2. WILL THE COMPANY BE IN BUSINESS DECADES FROM NOW?
     Although there are no guarantees, certain businesses seem extremely likely to be around many years from now, while others are almost certain to be gone. Then there is a third group of companies where you just can't tell what will happen in the future. If you think about it rationally, most Internet companies will not survive even a decade, just as the 100 or so personal computer companies in the early 1980s have dwindled down to just 2 survivors. And one of the biggest pc companies today, Dell, wasn't even among the original group. Moreover, in 20-30 years, the Internet may not exist in its current form. And there are bound to be radical new technologies that turn today's winners into losers.

     Our companies, however, have been around for decades and are extremely likely to be prospering decades from now. Take Coca-Cola for example. The U.N. recently estimated that the world population would increase by 50% from 2000 to 2050 - from 6 billion to 9 billion people. Not only will Coca-Cola be in business in 2050, it will continue to have a dominant market share of the world soft drink market (currently estimated at 51%, but as high as 80% in some countries). That means a huge increase in thirsty consumers (through population growth and expansion into new markets) who, if they want a soft drink, will find Coca-Cola products dominate their options.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================


3. WOULD YOU INVEST ALL OF YOUR MONEY IN THIS COMPANY?
     Of course, investors need diversified portfolios, but a good test for finding the very best quality investments is to imagine investing all of your money in a particular company. Think of the level of certainty you would need to make such a radical investment. Only the safest possible investment yielding a high return would do.

     How do Avalon Capital's investments measure up? In most cases, if you invested all of your money in one of our holdings you would be in good company. Some examples: Hank Greenberg, CEO of American International Group (worth $3.7 billion), has most of his assets in AIG stock, as do many other top executives there; the France family (worth $2 billion) has their wealth in International Speedway; Warren Buffett (worth $31 billion) has 99% of his assets in Berkshire Hathaway; Joan Kroc (worth $3.2 billion) has long had her wealth in McDonald's; and William Wrigley, Jr. (worth $2.7 billion) is the fourth generation of his family to benefit from the success of Wrigley's gum.

     In fact, a recent Forbes list of large American fortunes divided among a number of family members shows that at least 80% of the families listed had accumulated their wealth over decades through ownership of a single company. Interestingly enough, the businesses tended to be mundane: liquor, entertainment, oil, etc. Not one was a high-tech business.

4. IF YOU HAD ONLY 20 INVESTMENTS THAT YOU COULD MAKE IN A LIFETIME, WOULD YOU BUY THIS STOCK?
     This concept has been popularized by Warren Buffett, who feels that an investor should put an enormous amount of research effort into a new investment. If you had a limited number of investments that you could make, you would put a lot of thought into each one and demand a high level of certainty that you would have a favorable outcome.

     Yet I can't tell you how many people I've talked to who simply buy stock on a tip from a friend or advice from a broker. Very few have even read the most recent annual report. And virtually none have spoken to company management, competitors, industry experts, consultants, reporters who follow the company, other investors in the company, and the like.

5. WILL MANAGEMENT PERFORM WELL AND ALSO LOOK OUT FOR THE SHAREHOLDERS'
   INTERESTS?
     Even the best company - one that is profitable now and likely to be so for many years to come - can be damaged by poor management. A greedy or selfish management can use the profits of a superb business for its own purposes (i.e. empire building, excessive salaries, etc.) rather than for the good of the shareholders.

     High-tech companies have a particular problem in this area - stock options granted to employees. Some analysts have estimated recently that a realistic accounting for Microsoft stock options granted each year to employees would eliminate all of that company's profits. And investors right now are paying 90 times earnings for a company that in economic terms really isn't earning anything at all.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

6. DOES THE PRICE YOU HAVE TO PAY TO BECOME A SHAREHOLDER PROVIDE THE LIKELIHOOD OF AN ATTRACTIVE LONG-RUN RETURN?
     Internet and other technology companies have recently sold for extraordinary prices that virtually guarantee a mediocre return, or a loss, over the long run. For example, at its recent all-time high, the NASDAQ, which includes Internet and technology companies, became possibly the most overvalued stock index in history, with a price to earnings ratio of 158 and a dividend yield of 0.23%. Compare those figures to the S&P 500, which has a p/e of 32.57 and a dividend yield of 1.25%. For some historical perspective, consider the Dow Jones Industrial Average since 1928, where the average p/e has been just 17.32 and the average yield, 4.4%.

     To see what can happen when investors pay too much for a hot technology stock, consider the experience of RCA (illustrated below). In the 1920s, radio carried the promise of a new technology that, like the Internet today, was going to revolutionize the world.

     As the following graph shows, although radio did evolve into a successful new technology and industry, the price of RCA stock rose so high in the late 1920s that it wasn't until 1960 that it reached its 1920s peak again. An investor at the 1920s high would have received no gain for nearly 40 years.

--------------------------------------------------------------------------------

REMEMBER TO ASK THESE QUESTIONS

The questions above are the same ones that you would ask if you were going to buy into a private business as a shareholder or partner. They provide you with a way to weed out a rank speculation from an attractive long-term investment. They focus your mind on the economic benefits you're likely to receive over a period of years rather than the market price performance of a stock over a period of months.

As you look over our holdings, remember to ask yourself these questions. They should increase your confidence in the companies we own and help you avoid the errors so often made by most investors.




/S/ DANIEL E. HUTNER
--------------------
Daniel E. Hutner
Chairman and President




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
August 31, 1999

================================================================================


QUANTITY         SECURITY DESCRIPTION                                   VALUE
--------         --------------------                                   -----

COMMON STOCK  (99.84%)
BANKS - REGIONAL  3.72%
         1,200   M & T Bank Corp. ...................                 $  556,800
                                                                      ----------

BEVERAGES  (21.03%)
         2,400   Anheuser- Busch Companies, Inc. ....                    184,800
        40,400   Coca - Cola Company ................                  2,416,425
        16,000   Pepsico Inc. .......................                    546,000
                                                                      ----------
                                                                       3,147,225
                                                                      ----------

COMMERCIAL & INDUSTRIAL SERVICES  (1.32%)
        12,000   Servicemaster Company                                   198,000
                                                                      ----------

CONSUMER PRODUCTS  (1.68%)
         5,400   Gillette Company                                        251,775
                                                                      ----------

DIVERSIFIED COMPANIES (11.10%)
            25   Berkshire Hathaway, Inc.  Class A *                   1,605,000
            28   Berkshire Hathaway, Inc.  Class B *                      56,084
                                                                      ----------
                                                                       1,661,084
                                                                      ----------

ENTERTAINMENT  (7.83%)
        42,216  The Walt Disney Company .............                  1,171,494
                                                                      ----------

FINANCIAL SERVICES  (13.74%)
        14,950  American Express Company ............                  2,055,625
                                                                      ----------

FOOD PRODUCTS  (2.44%)
           160   Earthgrains Company ................                      3,860
         4,600   Wrigley (Wm) Jr. Company ...........                    360,238
                                                                      ----------
                                                                         364,098
                                                                      ----------

INSURANCE  (10.82%)
        17,468   American International Group, Inc. .                  1,619,065
                                                                      ----------

LEISURE/AMUSEMENT  (7.06%)
        20,325   International Speedway Corporation                    1,056,900
                                                                      ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements


                                       6

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
August 31, 1999

================================================================================


 QUANTITY        SECURITY DESCRIPTION                                 VALUE
 --------        --------------------                                 -----

MINING  (1.68%)
        16,000   Franco Nevada Mining, Ltd. ...........               $  251,982
                                                                      ----------

MORTGAGE FINANCE  (10.33%)
         9,200   Federal Home Loan Mortgage Corporation                  473,800
        17,250   Federal National Mortgage Association                 1,071,656
                                                                      ----------
                                                                       1,545,456
                                                                      ----------

NEWSPAPER  (2.45%)
         5,400   Gannett Company, Inc. ................                  366,863
                                                                      ----------

RESTAURANTS  (4.64%)
        16,800   McDonald's Corporation ...............                  695,100
                                                                      ----------

TOTAL COMMON STOCKS (COST $8,044,483) .................               14,941,467
                                                                      ----------

SHORT-TERM HOLDINGS  (0.16%)
        24,278  Firstar Treasury Fund (Cost $24,278) ..                   24,278
                                                                      ----------

TOTAL INVESTMENTS (COST $8,068,761) ...................              $14,965,745
                                                                     -----------


* Denotes non-income producing securities


--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999

================================================================================

ASSETS:
        Investments, at value (cost $8,068,761) ..............     $ 14,965,745
        Cash .................................................               72
        Interest, dividends and other receivables ............            3,913
        Organization costs, net ..............................           23,959
        Other assets .........................................            4,580
                                                                   ------------
Total Assets .................................................       14,998,269
                                                                   ------------

LIABILITIES:
        Accrued advisory fee .................................           12,732
        Other accrued expenses ...............................           34,925
                                                                   ------------
Total Liabilities ............................................           47,657
                                                                   ------------
NET ASSETS ...................................................     $ 14,950,612
                                                                   ============

COMPOSITION OF NET ASSETS:
        Paid-in capital ......................................     $  7,939,646
        Accumulated net investment loss ......................         (424,949)
        Accumulated net realized gains on investments ........          538,931
        Net unrealized appreciation on investments ...........        6,896,984
                                                                   ------------
NET ASSETS ...................................................     $ 14,950,612
                                                                   ============

SHARES OUTSTANDING ...........................................          853,102
                                                                   ============

NET ASSET VALUE PER SHARE (market value $16.25 ) .............     $      17.52
                                                                   ============



--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
For the year ended August 31, 1999

================================================================================

 INVESTMENT INCOME:
        Dividends ...........................................       $   111,178
        Interest ............................................             7,144
                                                                    -----------
Total investment income .....................................           118,322
                                                                    -----------

EXPENSES:
        Advisory ............................................           151,210
        Administration ......................................            50,167
        Transfer agency .....................................             7,816
        Auditing ............................................            12,400
        Legal ...............................................            18,357
        Directors ...........................................             2,750
        Custody .............................................             5,347
        Amortization of organization costs ..................            19,631
        Other ...............................................            14,482
                                                                    -----------
Total expenses ..............................................           282,160
                                                                    -----------
NET INVESTMENT LOSS .........................................          (163,838)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain on investments ....................           421,825
        Net change in unrealized appreciation ...............         2,168,820
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............         2,590,645
                                                                    -----------

INCREASE IN NET ASSETS FROM OPERATIONS ......................       $ 2,426,807
                                                                    ===========


--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS


================================================================================


                                                             FOR THE YEAR ENDED AUGUST 31,
                                                                  1999          1998
                                                                  ----          ----

FROM INVESTMENT ACTIVITIES:
        Net investment loss ..............................   $   (163,838)   $   (172,533)
        Net realized gain on investments .................        421,825         268,655
        Net unrealized appreciation ......................      2,168,820       1,451,666
                                                             ------------    ------------

Net increase in net assets resulting from operations .....      2,426,807       1,547,788
                                                             ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gain on investments
                ($0.16 and $0.00 per share, respectively)        (142,185)              0
                                                             ------------    ------------


CAPITAL SHARE TRANSACTIONS:
        Proceeds from sale of shares .....................        138,443         240,709
        Dividends reinvested .............................         35,726               0
        Shares repurchased ...............................       (807,102)       (759,014)
                                                             ------------    ------------

Net decrease in net assets from capital share transactions       (632,933)       (518,305)

NET INCREASE IN NET ASSETS ...............................      1,651,689       1,029,483

NET ASSETS:
Beginning of year ........................................     13,298,923      12,269,440
                                                             ------------    ------------

End of year ..............................................   $ 14,950,612    $ 13,298,923
                                                             ============    ============


--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS


================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD


                                                                                   NOVEMBER 20,
                                                                                       1995*
                                                  FOR THE YEAR ENDED AUGUST 31,      THROUGH
                                               1999        1998            1997        1996
                                               ----        ----            ----        ----
Beginning net asset value per share ...   $   14.98       $ 13.35        $ 10.51     $  10.00

Net investment loss ...................       (0.19)        (0.19)         (0.09)       --
Net realized and unrealized gain
        on securities .................        2.89          1.82           2.93        0.60
Distribution from net investment income         --            --             --        (0.04)
Distribution from realized gains
        on investments ................       (0.16)          --             --         --
Offering Cost .........................         --            --             --        (0.05)

Ending net asset value per share ......   $   17.52       $ 14.98        $ 13.35     $  10.51

Ending market value per share .........   $   16.25       $ 15.63        $ 13.75     $  10.88

Ratios to average net assets:
     Expenses .........................        1.84%         2.11%          2.22%       3.14%**
Total Return:
        Based upon net asset value ....       18.01%        12.21%         27.02%       5.48%
        Based upon market value .......        4.91%        13.67%         26.38%       9.18%
Portfolio turnover rate ...............        4.05%         7.00%          8.89%       0.00%
Net assets at end of period
          (000's omitted) .............   $   14,951      $13,299        $12,269     $10,180

*       Commencement of operations
**      Annualized


--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999


================================================================================


1.      ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

     SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

     INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

     ORGANIZATIONAL COSTS - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

     FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3.      ADVISORY , SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $52,800 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999


================================================================================



American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4.      SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 1999, amounted to $612,598 and $960,825, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 1999 was $6,901,149 and $4,165 respectively.

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5.      CAPITAL SHARE TRANSACTIONS
There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the year ended August 31, 1999, the Fund issued 7,509 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 26, 1999, the Fund redeemed 44,542 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. The Fund issued 257 shares on March 31, 1999.


--------------------------------------------------------------------------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
INDEPENDENT AUDITORS' REPORT

================================================================================


BOARD OF DIRECTORS AND SHAREHOLDERS OF
AVALON CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avalon Capital, Inc. (the "Fund") as of August 31, 1999, and the related statements of operations and of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 1999, and the results of its operations, changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 951-0500.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Princeton, NJ 08542, or call (609) 683-3916.


--------------------------------------------------------------------------------

================================================================================



                              Avalon Capital, Inc.

                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542

                                 ADMINISTRATOR
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                Firstar Bank, NA
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                405 Park Avenue
                               New York, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, NY 10281-1414


                      Investor Information: (516) 951-0500


     This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.


================================================================================



                              Avalon Capital, Inc.


                              Avalon Capital, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542
                                  609-683-3916